UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2014

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan

On March 11, 2014, Hovnanian Enterprises, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) at which the Company’s stockholders approved the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (the “2012 Amended and Restated Plan”), which had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors (the “Compensation Committee”) and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval. The 2012 Amended and Restated Plan became effective as of the date of such stockholder approval.

The 2012 Amended and Restated Plan is substantially the same as the 2012 Hovnanian Enterprises, Inc. Stock Incentive Plan, except that the 2012 Amended and Restated Plan has been amended and restated to increase by 6,450,000 the number of shares of common stock authorized for issuance thereunder.

The material features of the 2012 Amended and Restated Plan are described in the Company’s definitive Proxy Statement filed on January 27, 2014 in connection with the 2014 Annual Meeting, which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above and the incorporated description of the 2012 Amended and Restated Plan are qualified in their entirety by reference to the 2012 Amended and Restated Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan

At the 2014 Annual Meeting, the Company’s stockholders also approved the Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan (the “Amended and Restated Short-Term Incentive Plan”), which had been previously recommended for approval by the Compensation Committee and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval. The Amended and Restated Short-Term Incentive Plan became effective as of the date of such stockholder approval.

The Amended and Restated Short-Term Incentive Plan (i) extends the period of time for which bonus awards may be made thereunder to the date of the Company’s first stockholders’ meeting that occurs during 2019, (ii) provides that any share issuances made with respect to future bonus awards would be granted under the 2012 Amended and Restated Plan and (iii) makes certain changes, clarifications and language improvements, including the addition of total shareholder return as a permissible performance goal in order to conform the performance metrics under the Amended and Restated Short-Term Incentive Plan to those under the 2012 Amended and Restated Plan.

The material features of the Amended and Restated Short-Term Incentive Plan are described in the Company’s definitive Proxy Statement filed on January 27, 2014 in connection with the 2014 Annual Meeting, which description is filed herewith as Exhibit 99.2 and incorporated herein by reference. The above and the incorporated description of the Amended and Restated Short-Term Incentive Plan are qualified in their entirety by reference to the Amended and Restated Short-Term Incentive Plan, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting on March 11, 2014 at 10:30 a.m., Eastern time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York. The matters voted upon at the 2014 Annual Meeting and the final results of the votes were as follows:

(1)     Election of all directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified.   Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast. The elected directors were:

	Class A Common Stock				Class B Common Stock

	Votes For	Votes Against	Abstentions	Broker Non- Votes	Votes For	Votes Against	Abstentions	Broker Non- Votes

A. Hovnanian	52,306,908	639,539	83,997	55,564,668	146,391,839	2,200	1,000	12,841
R. Coutts	52,304,477	603,703	122,264	55,564,668	146,381,839	12,200	1,000	12,841
E. Kangas	50,968,110	1,974,325	88,009	55,564,668	146,382,039	12,000	1,000	12,841
J. Marengi	52,071,092	839,301	120,051	55,564,668	146,381,839	12,200	1,000	12,841
V. Pagano	51,711,117	1,193,258	126,069	55,564,668	146,377,339	16,700	1,000	12,841
J. Sorsby	51,386,898	1,539,607	103,939	55,564,668	146,382,039	12,000	1,000	12,841
S. Weinroth	52,292,260	639,723	98,461	55,564,668	146,377,339	16,700	1,000	12,841

(2)     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2014. Abstentions had no effect on the outcome because such shares were not considered votes cast.  There were no broker non-votes.

	Class A Common Stock	Class B Common Stock

Votes For	106,350,319	146,403,830
Votes Against	1,729,683	4,000
Abstentions	515,110	50
Broker Non-Votes	0	0

(3)     Approval of the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan. Broker non-votes had no effect on the vote because such shares were not considered votes cast. Under the New York Stock Exchange rules, abstentions were considered votes cast and, therefore, had the same effect as a vote against the proposal.

	Class A Common Stock	Class B Common Stock

Votes For	50,614,191	146,373,437
Votes Against	2,224,775	20,602
Abstentions	191,478	1,000
Broker Non-Votes	55,564,668	12,841

(4)     Approval of the Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan. Broker non-votes had no effect on the vote because such shares were not considered votes cast. Under the New York Stock Exchange rules, abstentions were considered votes cast and, therefore, had the same effect as a vote against the proposal.

	Class A Common Stock	Class B Common Stock

Votes For	51,285,832	146,372,947
Votes Against	1,563,568	21,042
Abstentions	181,044	1,050
Broker Non-Votes	55,564,668	12,841

(5)     Non-binding advisory vote on approval of compensation of the Company’s named executive officers as disclosed in the proxy statement.  Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

	Class A Common Stock	Class B Common Stock

Votes For	50,300,462	146,372,339
Votes Against	1,747,389	21,650
Abstentions	982,593	1,050
Broker Non-Votes	55,564,668	12,841

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

Exhibit 10.1

2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed on January 27, 2014 (File No. 001-08551)).

Exhibit 10.2

Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan (incorporated by reference to Appendix B to the Company’s definitive Proxy Statement on Schedule 14A filed on January 27, 2014 (File No. 001-08551)).

Exhibit 99.1

The section entitled “(3) Approval of the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on January 27, 2014 (File No. 001-08551)).

Exhibit 99.2

The section entitled “(4) Approval of the Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on January 27, 2014 (File No. 001-08551)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)
By:	/s/ Michael Discafani
Name: Michael Discafani
Title: Vice President, Corporate Counsel and Secretary

Date: March 12, 2014

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1

2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed on January 27, 2014 (File No. 001-08551)).

Exhibit 10.2

Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan (incorporated by reference to Appendix B to the Company’s definitive Proxy Statement on Schedule 14A filed on January 27, 2014 (File No. 001-08551)).

Exhibit 99.1

The section entitled “(3) Approval of the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on January 27, 2014 (File No. 001-08551)).

Exhibit 99.2

The section entitled “(4) Approval of the Amended and Restated Hovnanian Enterprises, Inc. Senior Executive Short-Term Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on January 27, 2014 (File No. 001-08551)).